Certificate                                                Number of
No. _____________                                          Shares: _____________

                           MATERIAL TECHNOLOGIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                 CERTIFICATE FOR
                        CLASS C SERIES A PREFERRED STOCK
                         (25,000,000 Shares Authorized)

THIS CERTIFIES THAT: _____________________________________________________
IS OWNER OF ___________________ FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS C
SERIES A PREFERRED STOCK OF $.001 PAR VALUE EACH OF

                           MATERIAL TECHNOLOGIES, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, to the Certificate of Incorporation, to the Certificates of Designation and the
Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Secretary of Material Technologies, Inc.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: April _____, 2003

---------------------------           ------------------------------
JOEL FREEDMAN, SECRETARY              ROBERT M. BERNSTEIN, PRESIDENT

_____________________________________________________________________________
    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT----Custodian

                                                   (Cust)       (Minor)
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of
         Survivorship and not as tenants
         in common.

   Additional abbreviations may also be used though not in the above list.

                           REVERSE SIDE OF CERTIFICATE

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO:
___________________________________,

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

               __________________________________________________

    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                              WRITTEN UPON THE FACE
                 OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATSOEVER

            THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND
WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS,
PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED
TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF
ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE
AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR
SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE
TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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            THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS
WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A
COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR
OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE
MEDALLION PROGRAM.
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